American Funds Insurance Series® Global Small Capitalization Fund Summary Prospectus Supplement July 2, 2018 (for Class 1, Class 1A, Class 2 and Class 4 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
J. Blair Frank	15 years	Partner – Capital Research Global Investors
Bradford F. Freer	Less than 1 year	Partner – Capital Research Global Investors
Claudia P. Huntington	5 years	Partner – Capital Research Global Investors
Harold H. La	10 years	Partner – Capital Research Global Investors
Aidan O’Connell	4 years	Partner – Capital Research Global Investors
Gregory W. Wendt	6 years	Partner – Capital Research Global Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-047-0718O CGD/8024-S68788